Exhibit 99.2

Customer letter to be sent after the release hits the wire and come from Dan Caruso.

From “Office of the CEO” email address

SUBJECT: Important Announcement from Zayo Group

Dear <Name>:

Today, Zayo announced that the company has entered into a definitive agreement to be acquired by two private equity firms: Digital Colony and EQT Infrastructure. When it is closed, the transaction will result in Zayo transitioning from a public company to a private company. Otherwise, Zayo will remain focused on providing mission-critical bandwidth to the world’s most innovative companies.

Over the past two quarters, the possibility of Zayo being acquired was the topic of much chatter. The message I heard from our customers was “please don’t change what you do or how you do it.” Our customers emphasized their desire that we continue to focus on infrastructure, lean into investments and provide exceptional solutions and service. Most importantly, our customers wanted assurance that we would retain the talent and passion of the Zayo team. Under the proposed new ownership, the Zayo team will continue this journey.

EQT and Digital Colony share our vision that Zayo’s Fiber Fuels Global Innovation. Both are experienced global investors in the Communications Infrastructure space. They are investing in Zayo because they appreciate our extraordinary fiber infrastructure assets, our highly talented team and our marquee customer base. We are confident this partnership will allow Zayo to accelerate its growth and strengthen its industry leadership.

Our top priority is providing our customers with innovative solutions and excellent service over our 130,000-mile fiber network, tier one IP backbone and 51 data centers. Please reach out to us via email here or at 866.364.6033 if you need assistance with your existing services or if you are interested in additional solutions. This proposed ownership change will not affect contracts, service levels, billing or pricing.

The transaction is expected to close during the first half of 2020, following a shareholder vote and customary regulatory approvals. Until this happens, Zayo will continue to operate independently and as a public company.

Zayo has an exceptional track record, strong balance sheet and consistent, positive cash flow. This transaction is about making a strong business even better — we will continue to focus on ways we can improve our customer experience and our effectiveness and efficiency.

Please don’t hesitate to reach out to your account team or anyone on the executive team if you have questions.

From everyone at Zayo, thank you for supporting Zayo over the 12 years since our inception in 2007 and for trusting us with your mission critical business.

Best regards,

Dan Caruso

Founder, Chairman and Chief Executive Officer

Forward Looking Statements

Certain statements made herein, including, for example, statements regarding the benefits of the transaction, certainty of the transaction, the anticipated timing of the transaction, future results or expectations of the Company, future operations of the Company both prior to and following the proposed transaction, plans to continue levels of solutions, and services and plans to not engage in changes to contracts, service levels, billing or pricing, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. These forward-looking statements typically include words such as “believes,” “expects,” “plans,” “intends,” “estimates,” “projects,” “could,” “may,” “will,” “should,” or “anticipates” or the negatives thereof, other variations thereon or comparable terminology. No assurance can be given that future results expressed or implied by the forward-looking statements will be achieved, and actual results may differ materially from those contemplated by the forward-looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the delay or termination of the Merger Agreement; the outcome or length of any legal proceedings that have been, or will be, instituted related to the Merger Agreement; the inability to complete the Merger due to the failure to timely or at all obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt on a timely basis or at all of any required regulatory clearances related to the Merger; the failure of Parent to obtain or provide on a timely basis or at all the necessary financing as set forth in the equity commitment letters delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general; and the other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the Securities and Exchange Commission (the “SEC”) as described below. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive.

Additional information concerning these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2018, and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov, on the Company’s website at  https://investors.zayo.com or by contacting the investor relations department of the Company. Except to the extent required by applicable law, we disclaim any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger And Where To Find It

In connection with the proposed Merger, the Company will file a proxy statement on Schedule 14A with the SEC. Additionally, the Company plans to file other relevant materials with the SEC in connection with the proposed Merger. This customer letter is not a substitute for the proxy statement or any other document which the Company may file with the SEC. The definitive proxy statement will be sent or given to the stockholders of the Company and will contain important information about the proposed Merger and related matters. INVESTORS IN AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER, RELATED MATTERS AND THE PARTIES TO THE MERGER. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.

Participants in the Solicitation

This customer letter does not constitute a solicitation of a proxy from any stockholder with respect to the proposed Merger. However, the Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the proposed Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, the Company’s definitive proxy statement on Schedule 14A for the 2018 Annual Meeting of Stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the Merger if and when they become available. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph filed, with or furnished to the SEC. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or by contacting the investor relations department of the Company.